Working capital	6 Months Ended
Jun. 30, 2012
Working Capital (Abstract)
Working capital

3. Working capital:

At June 30, 2012, the Company's current liabilities exceeded its current assets by $7,011. However, cash expected to be generated from operations assuming that current market drilling rates would prevail in the twelve months ending June 30, 2013 will be sufficient to cover the Company's ongoing working capital requirements.